BUILDERS FIXED INCOME FUND, INC.

Supplement dated February 16, 2007 to the
Prospectus dated April 28, 2006

The Audit Committee and Board of Directors of the Builders Fixed Income Fund, Inc. (the “Fund”) approved UHY LLP as the Fund’s new Independent Registered Public Accounting Firm. UHY LLP, 15 Sunnen Dr., Suite 108, St. Louis, MO 63143, replaces Deloitte & Touche, the prior Independent Registered Public Accounting Firm. The Audit Committee, which consists of all of the Directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”), approved UHY LLP during an in-person meeting held on November 8, 2006 to consider UHY’s qualifications to serve as the Fund’s auditor and the scope of UHY’s audit of the Fund’s December 31, 2006 financial statements. The Audit Committee noted, among other things, that UHY is a national firm with offices in 15 states and over 1,200 employees that provides audit services to institutional clients, including financial services clients.

At an in-person meeting of the Board of Directors held on February 15, 2007, the Board conditionally approved the engagement of Richmond Capital Management, an independent investment adviser, to serve as sub-adviser to the Fund. This engagement is subject to additional due diligence by the Board of Directors, including negotiating an appropriate fee schedule with breakpoints, and obtaining shareholder approval prior to commencement of the engagement. The Directors noted that Richmond Capital currently manages over $4.9 billion and focuses solely on fixed income securities, and the proposed new portfolio manager for the Fund has extensive experience in the mortgage business including his experience as a discretionary portfolio manager of the $3 billion AFL-CIO Housing Investment Trust, which operates a program similar to the Fund’s ProLoan program.

The Fund received notice on December 20, 2006 that its current sub-adviser, Principal Global Investors, LLC, intends to resign as sub-adviser to the Fund effective June 30, 2007. Principal stated that it can no longer justify the resource commitment needed to develop and maintain resource support for the Fund’s ProLoan program. Principal has agreed to assist in the smooth and professional transition of its subadvisory services to its successor.

Please retain this Supplement with your Prospectus for future reference.